Exhibit 99.2

MERCANTILE BANKSHARES CORPORATION

CORPORATE GOVERNANCE GUIDELINES

The following corporate governance guidelines have been approved and adopted by the Board of Directors of Mercantile Bankshares Corporation. These guidelines, along with Mercantile’s corporate charter, bylaws and charters of the various committees of the Board, provide the foundation for our governance. Unless the context otherwise requires, all references to “Mercantile” or the “Company” in these guidelines shall refer to Mercantile Bankshares Corporation, its subsidiaries and affiliates.

1.             General Philosophy

Our approach to corporate governance is based upon our belief that the fundamental purpose of corporate governance is to ensure that Mercantile’s business and affairs are governed and managed responsibly and for the benefit of those interests properly served by the Company. We believe that a sound system of corporate governance, in order to be effective, must:

•      Clearly articulate the roles, responsibilities, duties and functions of the Board of Directors and senior management

•      Clearly articulate the proper relationship between the Board and senior management:

•      Properly balance the oversight role of the Board of Directors with the executive leadership role of the chief executive officer (CEO)

•      Ensure the accountability of directors and senior management

•      Ensure that key decisions are made on an informed and independent basis

•      Foster a culture of ethical behavior and strict compliance with applicable law and internal policies and procedures

2.             Interests Served by the Company

The Company’s business is conducted for the primary purpose of maximizing value for its stockholders over the long-term. The Company also serves other constituencies, however, including customers, employees and the communities in which we do business. As a regulated financial services institution, we also recognize our responsibilities to the public at large and the governmental entities that regulate our businesses. Recognizing and responsibly serving the interests of these other constituencies, as necessary and appropriate, are in the best interests of our stockholders.

3.             Role and Responsibilities of the Board

The Board of Directors has the ultimate authority to direct the management of the business and affairs of the Company. Mercantile’s business is conducted by its employees, managers and officers under the leadership and direction of the chief executive officer. The primary role of the Board of Directors is to direct and oversee the CEO and senior management.

In performing its duties, it is the responsibility of the Board to regularly monitor the effectiveness of management policies and decisions, including the execution of its strategies, and hold the CEO and senior management accountable for success in attaining corporate objectives.

The board is expected to exercise its oversight responsibilities on an active, independent and informed basis and without undue influence and control by the CEO. The board should ensure that it is able to exercise its responsibilities effectively.

4.             Critical Functions of the Board of Directors

Among the key responsibilities of the Board of Directors are the following:

•      Selecting, evaluating and compensating the CEO;

•      Advising and overseeing the CEO in the selection, evaluation and compensation of senior executives;

•      Planning, together with the CEO, for succession to the position of CEO as well as certain other senior management positions;

•      Considering and approving Mercantile’s fundamental business strategies and major corporate actions;

•      Ensuring that policies, procedures and processes are in place to ensure the integrity and transparency of the Company’s financial reporting; and

•      Enhancing Mercantile’s reputation by ensuring that the corporation establishes, implements and maintains policies, procedures and practices designed to achieve full compliance with all applicable laws and regulations and to meet the high ethical standards that the Board and the public expect of a leading financial institution.

5.             Individual Director Responsibilities and Expectations

The core responsibility of each Director is to exercise his or her business judgment in good faith and to act in what the Director reasonably believes to be the best interests of Mercantile and its stockholders. Additionally, it is the responsibility of each director to be informed with respect to the Company’s activities and material transactions, and to devote sufficient time to carrying out his or her duties and responsibilities effectively.

In discharging his or her responsibilities as a director, Mercantile requires that each Director shall:

•      Preserve the confidential nature of material information given or presented to the Board of Directors;

•      Disclose to the other Directors any potential (actual or apparent) conflicts of interest he or she may have with respect to any matter under discussion and, if appropriate, refrain from participating in the consideration of the matter and/or voting on such a matter;

•      Not serve as a director, officer or employee of any entity which is in competition with Mercantile;

•      Not misappropriate any opportunity or asset belonging to Mercantile (or any Mercantile client or customer) for his or her direct or indirect benefit; and

•      Consistent with the Board’s belief that management speaks for Mercantile, refer all inquiries from the press, institutional investors and others to the CEO or such other officers as required by Mercantile’s disclosure policies. In appropriate circumstances a Director may meet or otherwise communicate with various third parties about Mercantile, but only with the knowledge and advance approval of management, or if requested by the CEO or another member of senior management designated by the CEO.

6.             Director Qualifications and Selection Process

Integrity, Values and Experience. Each Director should possess the highest personal and professional ethics and integrity, and be devoted to representing the interests of Mercantile and its stockholders. A Director must be willing to devote sufficient time to carrying out his or her duties and responsibilities effectively. Mercantile seeks to have a Board of Directors representing a broad range of experiences in business, government, education, community and other non-profit organizations, technology and in various areas relevant to our businesses. Mercantile also will consider the diversity (including gender and minority status), age, skills and other factors relevant to a Director’s overall qualifications in determining a combination of Directors that will best serve the needs of the Board and Mercantile.

Independence. Mercantile’s Board of Directors shall at all times be comprised of a substantial majority of Directors who meet the criteria for independence required by the Nasdaq National Market or principal stock exchange upon which our common stock is traded. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing the qualifications and independence of the members of the Board and its various committees on a periodic basis as well as the composition of the Board as a whole.

Nominations. Nominations for Directors will be made by the Nominating and Corporate Governance Committee in accordance with the policies and principles in its charter, bylaws and these Corporate Governance Guidelines. Stockholders may propose nominees for consideration by the Nominating and Corporate Governance Committee for election at Mercantile’s annual meeting of stockholders by submitting the names and qualifications of such persons to the Committee on a timely basis as determined in accordance with the Company’s bylaws. Submissions must be made to the Committee c/o Mercantile Bankshares Corporation, Secretary, Two Hopkins Plaza, Baltimore, Maryland 21201. Upon the nomination by the Committee, the Board may fill any vacancies that occur on the Board between annual shareholder meetings. In most cases, the Chairman of the Board of Directors and the Chairman of the Nominating and Corporate Governance Committee jointly should extend the invitation to selected nominees to join the Board.

Material Changes in Qualifications; Mandatory Retirement. A Director who changes his or her principal occupation, position or responsibility held when elected to the Board of Directors should volunteer to resign from the Board. Although Mercantile does not believe that it will be necessary in every instance that a Director who makes such a change should leave the Board, the Nominating and Corporate Governance Committee should be afforded the opportunity to review the appropriateness of continued Board service under the new circumstances (including the burdens of any new responsibilities and any potential conflicts of interest) and make a recommendation to the full Board of Directors. In addition, a Director shall not stand for reelection at the next annual meeting of stockholders at which the Director’s term expires that follows his or her 70th birthday.

Other Affiliations. It is the responsibility of each director to advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee of any affiliation with public or privately held businesses or organizations that may create a potential conflict of interest, potential embarrassment to the Company, or possible inconsistency with Company policies or values. A Director should advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance

Committee in advance of accepting an invitation to serve as a director of another public company. The Nominating and Corporate Governance Committee will review whether such board membership may unduly impact the ability of the Director to fulfill his or her responsibilities as a Director of Mercantile and, if so, shall make a recommendation to the Board. While there is no pre-determined limit on the number of other board memberships Company directors may hold, the Board does consider this factor in evaluating candidates for nomination (including re-nomination) to the Board.

Chairman of the Board. The Board should be free to make this choice in the best interests of the Company at any given point in time. Therefore, the Board does not have a policy, one way or the other, on whether or not the roles of Chairman and CEO should be separate and, if they are to be separate, whether the Chairman should be selected from among non-employee directors.

Presiding Director. If the CEO is also the Chairman, or if the positions are split but the Chairman is an employee of the Company, the Board will have a Presiding Director whose duties shall be as follows: be available for consultation and direct communication if requested by major stockholders; approve all agendas, schedules and information sent to the Board; serve as a liaison between the Chairman and the independent directors; and preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors. In addition, the Presiding Director shall have the authority to call meetings of the independent directors. The Presiding Director shall be independent, shall be elected by a majority of the independent directors, and shall serve at the pleasure of the independent directors.

7.             Majority Voting

In an uncontested election of Directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote.

The Nominating and Corporate Governance Committee will promptly consider the resignation submitted by a Director receiving a greater number of votes “withheld” from his or her election than votes “for” his or her election, and the Nominating and Corporate Governance Committee will recommend to the Board whether to accept the tendered resignation or reject it. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by the members of the Nominating and Corporate Governance Committee including, without limitation, the stated reasons why shareholders “withheld” votes for election from such Director, the length of service and qualifications of the Director whose resignation has been tendered, the Director’s contributions to the Company, and the Company’s Corporate Governance Guidelines.

The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting where the election occurred. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Nominating and Corporate Governance Committee and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Nominating and Corporate Governance Committee’s recommendation, the Company will promptly publicly disclose the Board’s decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the Securities and Exchange Commission.

To the extent that one or more Directors’ resignations are accepted by the Board, the Nominating and Corporate Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

Any Director who tenders his or her resignation pursuant to this provision will not participate in the Nominating and Corporate Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Nominating and Corporate Governance Committee received a greater number of votes “withheld” from their election than votes “for” their election at the same election, then the independent Directors who are on the Board who did not receive a greater number of votes “withheld” from their election than votes “for” their election (or who were not standing for election) will appoint a Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This Board committee may, but need not, consist of all of the independent Directors who did not receive a greater number of votes “withheld” from their election than votes “for” their election or who were not standing for election.

This corporate governance guideline will be summarized or included in each proxy statement relating to an election of directors of the Company.

8.             Size of the Board of Directors, Terms and Term Limits

The Board believes that the number of directors should not exceed a number that can function efficiently as a body. The exact number constituting the Board of Directors of Mercantile is fixed from time to time solely by the Board of Directors by resolution. The Board of Directors is classified into three classes, as equal in number as reasonably possible, with the directors of each class elected at the annual meeting of stockholders every third year. The Board does not believe it should establish term limits for Directors. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, valuable insight into Mercantile and its operations, which enables them to provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board, will formally review each Director’s contribution to the Board prior to nominating any Director for reelection.

9.             Meetings of the Board of Directors

Number of Meetings. Mercantile’s Board of Directors will have no less than five scheduled meetings of the full Board of Directors each year. If necessary, the Board may have one or more special meetings during the year as circumstances may require.

Attendance and Preparation. Each Director is expected to attend all Board meetings and all meetings of Board committees on which the Director serves. A Director should notify Mercantile’s Secretary as soon as practical if he or she is unable to attend a meeting. While attendance in person is preferred, attendance by telephone or videoconference is permitted. Each Director is expected to spend the amount of time and effort needed, and to meet as frequently as necessary, to properly discharge their responsibilities. Information and data that are important to the Directors’ understanding of the business to be conducted at a Board or committee meeting generally should be distributed in writing to the Directors no less than two business days before the meeting. Each Director should review these materials in advance of the meeting.

Meeting Agendas. The Chairman of the Board and the CEO will establish the agenda for each Board meeting. If a Presiding Director has been elected, then the Presiding Director shall approve the agenda in advance of the meeting. At the beginning of each year the Chairman will establish a schedule of agenda subjects to be discussed during the year to the degree this can be foreseen. The Board of Directors will review Mercantile’s long-term strategic plans and the principal issues that it will face in the future during at least one Board meeting each year. Directors are encouraged to suggest the inclusion of additional items on the agenda. Whenever possible, it is desirable for such additional agenda items to be discussed with the Chairman of the Board or Secretary in advance of the meeting so that appropriate notice and materials relating to such item can be distributed to all Directors prior to the meeting. A Director may raise subjects for discussion at any Board meeting whether or not included within the formal agenda for that meeting.

Executive Sessions of Independent Directors. Executive sessions or meetings of those members of the Board of Directors who meet the then current standards of independence shall be held at least twice each year and more frequently if the independent Directors so desire. No members of Mercantile management shall be present at such executive sessions. The independent Directors may meet in executive session completely separate from a scheduled meeting of the full Board of Directors or during a scheduled Board meeting upon first excusing all members of Mercantile management from that segment of the meeting. If no Presiding Director has been elected, the chairperson at any such executive session shall be selected by majority vote of the independent Directors attending such executive session.

10.          Board Committees

Standing Committees. The Board will have at all times an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. All of the members of these committees will be Directors who then meet the independence criteria then in effect and as established by the Nasdaq National Market or the principal stock exchange on which Mercantile common stock is then traded, other than the Executive Committee, which may include the CEO. The Board of Directors may create additional standing and ad hoc committees as deemed appropriate from time to time. Consideration will be given to rotating committee members periodically, but the Board does not feel that rotation should be mandated.

Committee Charters. Each of the above-mentioned standing Board committees (other than the Executive Committee) will have its own charter. Each charter will set forth the purposes, goals and responsibilities of the committee as well as certain specific qualifications for committee membership. Each charter will address the nature of items that, and the frequency with which, the committee will report to the full Board of Directors. Each charter will require the committee to evaluate annually its own performance.

Committee Meetings and Agendas. The chairman of each Board committee, in consultation with the committee members and Mercantile’s CEO, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The chairman of each committee, in consultation with the appropriate members of the committee and senior executives, will develop the committee’s agenda for each meeting. At the beginning of the year each committee will establish a schedule of agenda subjects to be discussed during the year, to the degree these can be foreseen. The meeting schedule for each committee will be furnished to all Directors.

Engagement of Advisors. The Board and each committee have the power to hire at the expense of Mercantile legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of Mercantile in advance. Directors are expected to use their best judgment in determining when such engagements are necessary and shall consider the qualifications and fees to be charged by such advisors when making their selection. The Board and/or the committee that engages such advisor(s) shall promptly notify Mercantile’s Secretary of such engagement so that the Secretary can confirm that the employment of such advisor(s) does not raise conflict or independence issues, if appropriate under the circumstances, and make the necessary arrangements for the payment of fees to such advisor(s).

Dual Committees. When deemed appropriate or necessary, a Board committee of Mercantile Bankshares Corporation may perform the same services within the scope of its authority for any of Mercantile’s chartered bank subsidiaries or other subsidiaries that do not then have such a committee of its own. Committees acting in such dual capacities may meet simultaneously as committees of Mercantile Bankshares Corporation and of the relevant subsidiary, though they should hold separate sessions if necessary to address issues that are relevant to one entity but not the other or to consider transactions or other matters where Mercantile Bankshares Corporation and the relevant subsidiary may have different interests. In addition, any such committee should consult with internal or outside counsel if, in the opinion of the committee, any matter under consideration by the committee has the potential for any conflict between the interests of Mercantile Bankshares Corporation and those of the subsidiary in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with Mercantile’s policies regarding Sections 23A and 23B of the Federal Reserve Act.

11.          Delegation by the Board of Directors

Mercantile’s Board of Directors may delegate responsibility for certain actions within the scope of the Board’s authority to the extent such delegation is permissible under applicable law. Any such matters delegated to a committee of the Board must be within the scope of authority granted to such committee in its charter. Notwithstanding any such delegation, the Board of Directors shall remain responsible for such actions and the committees and/or persons to whom such actions have been delegated shall report the status of such matters to the Board from time to time as directed by the Board.

12.          Director Access to Officers and Employees

Contacts. Directors shall have full and free access to officers and employees of Mercantile. Any meetings or contacts that a Director wishes to initiate may be arranged through the CEO or Secretary. A Director will use his or her judgment to ensure that any such contact is not disruptive to the business operations of Mercantile and will, to the extent appropriate under the circumstances, copy the CEO and Secretary on any written communications between a Director and an officer or employee of Mercantile.

Participation in Meetings. In addition to the CEO, the Chief Financial Officer and Secretary, the Board of Directors welcomes regular attendance at each Board meeting of the appropriate senior executives of Mercantile as shall be determined from time to time by the CEO. If the CEO or any Director wishes to have additional Mercantile personnel attend meetings on a regular basis, this suggestion should be brought to the Board for consideration.

13.          Director Compensation

The form and amount of Director compensation will be determined by the full Board of Directors on the recommendation of the Nominating and Corporate Governance Committee in accordance with the policies and principles set forth herein, in its charter and in any exchange or other applicable rules. The Nominating and Corporate Governance Committee will conduct an annual review of Director compensation. The Board of Directors and the Nominating and Corporate Governance Committee will consider that the independence of Directors may be jeopardized if Director compensation and perquisites exceed customary levels, if Mercantile makes substantial charitable contributions to organizations with which a Director is affiliated, or if Mercantile enters into consulting contracts with (or provides other indirect forms of compensation to) a Director or an organization with which the Director is affiliated.

14.          Director Education

Mercantile will establish, or identify and provide access to, appropriate orientation programs, sessions or materials for newly-elected directors of Mercantile for their benefit prior to or within a reasonable period of time after their nomination or election as a Director. The program or materials will include information to familiarize new Directors with Mercantile’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers and its internal independent auditors. Mercantile encourages Directors to periodically pursue or obtain appropriate programs, sessions or materials as to the responsibilities of directors of publicly traded companies.

15.          Reliance on Others; Indemnification; Liability Insurance

In discharging his or her obligations and responsibilities as a Director of Mercantile, each Director is entitled to rely on the honesty and integrity of his or her fellow Directors and of Mercantile’s senior executives, independent auditors and other outside advisors. Further, in order to promote the ability of each Director to act in accordance with the Director’s reasonable, good faith business judgment without undue concern for the substantial risk of personal liability faced by directors of public companies, Mercantile shall purchase and maintain directors’ and officers’ liability insurance in amounts reasonably deemed appropriate from time to time. Directors are entitled to indemnification and exculpation to the fullest extent permitted by law and by Mercantile’s charter, bylaws and any indemnification agreements.

16.          Annual Performance Evaluation

The Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee will receive comments from all Directors and report annually to the Board with an assessment of the Board’s performance. This will be discussed with the full Board following the end of each fiscal year. The assessment will focus on the Board’s contribution to Mercantile and specifically focus on areas in which the Board or management believes that the Board could improve.

17.          Communication with Non-Management Members of the Board of Directors

A stockholder, employee or other interested party who has an interest in communicating with non-management members of the Board of Directors may do so by directing the communication to the Chairman of the Nominating and Corporate Governance Committee. Confidential messages for the Chairman of the Nominating and Corporate Governance Committee may be delivered through the Compliance Hotline at: 866-850-1519.

18.          Amendment, Waiver and Modification

These Guidelines may be amended, modified or waived by the Board of Directors, subject to the disclosure and other provisions of laws, rules and regulations applicable to Mercantile.

Adopted: March 9, 2004

Amended: December 14, 2004 (Changed “ promote” to “ensure” in fifth bullet of Section 2)

Amended: December 13, 2005 (Added Section 7 – Majority Voting)